Accounts Receivable-Third Parties	6 Months Ended
Jun. 30, 2019
Accounts Receivable-Third Parties
Accounts Receivable-Third Parties

5. Accounts Receivable—Third Parties

Accounts receivable from contracts with customers, net of allowance for doubtful accounts, consisted of the following:

	June 30,	December 31,
	2019	2018
	(in US$’000)
Accounts receivable, gross	42,779	40,217
Allowance for doubtful accounts	(21)	(41)
Accounts receivable, net	42,758	40,176

Substantially all accounts receivable are denominated in RMB, US$ and HK$ and are due within one year from the end of the reporting periods. The carrying values of accounts receivable approximate their fair values due to their short-term maturities.

Movements on the allowance for doubtful accounts:

	2019	2018
	(in US$’000)
As at January 1	41	258
Increase in allowance for doubtful accounts	14	279
Decrease in allowance due to subsequent collection	(34)	(235)
Write-off	—	(1)
Exchange difference	—	2
As at June 30	21	303